Exhibit 99.1

(NYSE Listed: PPO) Third Quarter 2013 Supplemental Financial Information

These materials include "forward-looking statements." All statements other than statements of historical facts included in these materials that address activities, events or developments that we expect, believe or anticipate will or may occur in the future are forward-looking statements including, in particular, the statements about Polypore International's plans, objectives, strategies and prospects regarding, among other things, the financial condition, results of operations and business of Polypore International and its subsidiaries. We have identified some of these forward-looking statements with words like "believe," "may," "will," "should," "expect," "intend," "plan," "predict," "anticipate," "estimate" or "continue" and other words and terms of similar meaning. These forward-looking statements are based on current expectations about future events affecting us and are subject to uncertainties and factors relating to our operations and business environment, all of which are difficult to predict and many of which are beyond our control. Many factors mentioned in our discussion in these materials will be important in determining future results. Although we believe that the expectations reflected in our forward-looking statements are reasonable, we do not know whether our expectations will prove correct. They can be affected by inaccurate assumptions we might make or by known or unknown risks and uncertainties, including with respect to Polypore International, the following, among other things: the highly competitive nature of the markets in which we sell our products; the failure to continue to develop innovative products; the loss of our customers; the vertical integration by our customers of the production of our products into their own manufacturing process; increases in prices for raw materials or the loss of key supplier contracts; our substantial indebtedness; interest rate risk related to our variable rate indebtedness; our inability to generate cash; restrictions related to the senior secured credit agreement; employee slowdowns, strikes or similar actions; product liability claims exposure; risks in connection with our operations outside the United States, including compliance with applicable anti-corruption laws; the incurrence of substantial costs to comply with, or as a result of violations of, or liabilities under environmental laws; the failure to protect our intellectual property; the loss of senior management; the incurrence of additional debt, contingent liabilities and expenses in connection with future acquisitions; the failure to effectively integrate newly acquired operations; lithium market demand not materializing as anticipated; the absence of expected returns from the intangible assets we have recorded; the adverse impact from legal proceedings on our financial condition; and natural disasters, epidemics, terrorist acts and other events beyond our control. Because our actual results, performance or achievements could differ materially from those expressed in, or implied by, the forward-looking statements, we cannot give any assurance that any of the events anticipated by the forward-looking statements will occur or, if any of them do, what impact they will have on Polypore International's results of operations and financial condition. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of these materials. We do not undertake any obligation to update these forward-looking statements in these materials to reflect new information, future events or otherwise, except as may be required under federal securities laws. Safe Harbor Statement 2

3 Third Quarter Adjusted Results (1) Adjusted results for all periods presented reflect the presentation of discontinued operations. The adjusted results on this page represent non-GAAP financial information. Refer to Exhibits A, C and E for reconciliation from GAAP results to adjusted results. (unaudited) (in millions, except per share data) Adjusted Adjusted September 28, September 29, 2013 2012 Net sales 152.0 $ 161.4 $ Cost of goods sold 104.1 105.6 Gross profit 47.9 55.8 Gross profit margin 31.5% 34.6% Selling, general and administrative expenses 28.2 25.0 Operating income 19.7 30.8 Operating income margin 13.0% 19.1% Interest expense and other, net 10.2 9.3 Income from continuing operations before income taxes 9.5 21.5 Income taxes 1.5 6.0 Income from continuing operations 8.0 15.5 Income from discontinued operations, net of income taxes 2.7 1.9 Net income 10.7 $ 17.4 $ Net income per share - diluted: Continuing operations 0.18 $ 0.33 $ Discontinued operations 0.06 0.04 Net income per share 0.24 $ 0.37 $ Weighted average shares outstanding - diluted 45.4 47.2 Three Months Ended

4 Third Quarter Year to Date Adjusted Results (1) Adjusted results for all periods presented reflect the presentation of discontinued operations. The adjusted results on this page represent non-GAAP financial information. Refer to Exhibits B, D and E for reconciliation from GAAP results to adjusted results. (unaudited) (in millions, except per share data) Adjusted Adjusted September 28, September 29, 2013 2012 Net sales 466.9 $ 486.6 $ Cost of goods sold 308.5 298.7 Gross profit 158.4 187.9 Gross profit margin 33.9% 38.6% Selling, general and administrative expenses 81.5 80.6 Operating income 76.9 107.3 Operating income margin 16.5% 22.1% Interest expense and other, net 30.1 25.8 Income from continuing operations before income taxes 46.8 81.5 Income taxes 13.4 25.6 Income from continuing operations 33.4 55.9 Income from discontinued operations, net of income taxes 9.0 7.7 Net income 42.4 $ 63.6 $ Net income per share - diluted: Continuing operations 0.72 $ 1.19 $ Discontinued operations 0.19 0.16 Net income per share 0.91 $ 1.35 $ Weighted average shares outstanding - diluted 46.5 47.2 Nine Months Ended

POLYPORE

Segment Results

(unaudited, in millions)

	Three Months Ended			Nine Months Ended		
Sales	September 28, 2013	September 29, 2012	Change	September 28, 2013	September 29, 2012	Change
Energy storage:						
Electronics and EDVs	$ 27.8	$ 43.5	(36.1%)	$ 94.4	$ 133.2	(29.1%)
Transportation and industrial	76.4	76.7	(0.4%)	232.9	220.7	5.5%
Total	104.2	120.2	(13.3%)	327.3	353.9	(7.5%)
Separations media:						
Healthcare	29.1	26.0	11.9%	88.7	82.1	8.0%
Filtration and specialty	18.7	15.2	23.0%	50.9	50.6	0.6%
Total	47.8	41.2	16.0%	139.6	132.7	5.2%
Total	**$ 152.0**	**$ 161.4**	**(5.8%)**	**$ 466.9**	**$ 486.6**	**(4.0%)**
Segment Operating Income (1)						
Electronics and EDVs - $	$ 2.3	$ 10.5	(78.1%)	$ 10.6	$ 41.8	(74.6%)
% sales	8.3%	24.1%		11.2%	31.4%	
Transportation and industrial - $	16.2	16.1	0.6%	49.3	48.8	1.0%
% sales	21.2%	21.0%		21.2%	22.1%	
Separations media - $	9.6	9.7	(1.0%)	38.9	36.5	6.6%
% sales	20.1%	23.5%		27.9%	27.5%	
Corporate and other - $	(8.4)	(5.5)	(52.7%)	(21.9)	(19.8)	(10.6%)
% sales	(5.5%)	(3.4%)		(4.7%)	(4.1%)	
Segment operating income	**$ 19.7**	**$ 30.8**	**(36.0%)**	**$ 76.9**	**$ 107.3**	**(28.3%)**
Segment operating income %	13.0%	19.1%		16.5%	22.1%	

(1) Adjusted results for all periods presented reflect the presentation of discontinued operations. The adjusted results on this page represent non-GAAP financial information. Refer to Exhibit F for a reconciliation of Segment Operating Income to Income from Continuing Operations Before Income Taxes.

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6 EXHIBITS

7 Exhibit A Third Quarter 2013 Results Please see Exhibit E for description of adjustments. (unaudited) (in millions, except per share data) Reported Adjustments Adjusted Net sales 152.0 $ - $ 152.0 $ Cost of goods sold 104.4 (0.3) d,e 104.1 Gross profit 47.6 0.3 47.9 Selling, general and administrative expenses 33.2 (5.0) a,b 28.2 Operating income 14.4 5.3 19.7 Other (income) expense: Interest expense, net 9.9 - 9.9 Foreign currency and other 0.9 (0.6) c 0.3 10.8 (0.6) 10.2 Income from continuing operations before income taxes 3.6 5.9 9.5 Income taxes (0.9) 2.4 i 1.5 Income from continuing operations 4.5 3.5 8.0 Income from discontinued operations, net of income taxes 2.5 0.2 j 2.7 Net income 7.0 $ 3.7 $ 10.7 $ Net income per share - diluted: Continuing operations 0.10 $ 0.08 $ 0.18 $ Discontinued operations 0.05 0.01 0.06 Net income per share 0.15 $ 0.09 $ 0.24 $ Weighted average shares outstanding - diluted 45.4 45.4 Three Months Ended September 28, 2013

8 Exhibit B Third Quarter YTD 2013 Results Please see Exhibit E for description of adjustments. (unaudited) (in millions, except per share data) Reported Adjustments Adjusted Net sales 466.9 $ - $ 466.9 $ Cost of goods sold 309.6 (1.1) d,e 308.5 Gross profit 157.3 1.1 158.4 Selling, general and administrative expenses 96.4 (14.9) a,b,f 81.5 Operating income 60.9 16.0 76.9 Other (income) expense: Interest expense, net 29.6 - 29.6 Foreign currency and other 1.6 (1.1) c 0.5 31.2 (1.1) 30.1 Income from continuing operations before income taxes 29.7 17.1 46.8 Income taxes 7.0 6.4 i 13.4 Income from continuing operations 22.7 10.7 33.4 Income from discontinued operations, net of income taxes 8.8 0.2 j 9.0 Net income 31.5 $ 10.9 $ 42.4 $ Net income per share - diluted: Continuing operations 0.49 $ 0.23 $ 0.72 $ Discontinued operations 0.19 - 0.19 Net income per share 0.68 $ 0.23 $ 0.91 $ Weighted average shares outstanding - diluted 46.5 46.5 Nine Months Ended September 28, 2013

9 Exhibit C Third Quarter 2012 Results Please see Exhibit E for description of adjustments. (unaudited) (in millions, except per share data) Reported Adjustments Adjusted Net sales 161.4 $ - $ 161.4 $ Cost of goods sold 105.6 - 105.6 Gross profit 55.8 - 55.8 Selling, general and administrative expenses 29.0 (4.0) a,b 25.0 Operating income 26.8 4.0 30.8 Other (income) expense: Interest expense, net 9.5 - 9.5 Foreign currency and other 0.4 (0.6) c (0.2) 9.9 (0.6) 9.3 Income from continuing operations before income taxes 16.9 4.6 21.5 Income taxes 4.5 1.5 i 6.0 Income from continuing operations 12.4 3.1 15.5 Income from discontinued operations, net of income taxes 1.8 0.1 j 1.9 Net income 14.2 $ 3.2 $ 17.4 $ Net income per share - diluted: Continuing operations 0.26 $ 0.07 $ 0.33 $ Discontinued operations 0.04 - 0.04 Net income per share 0.30 $ 0.07 $ 0.37 $ Weighted average shares outstanding - diluted 47.2 47.2 Three Months Ended September 29, 2012

10 Exhibit D Third Quarter YTD 2012 Results Please see Exhibit E for description of adjustments. (unaudited) (in millions, except per share data) Reported Adjustments Adjusted Net sales 486.6 $ - $ 486.6 $ Cost of goods sold 299.3 (0.6) d 298.7 Gross profit 187.3 0.6 187.9 Selling, general and administrative expenses 93.6 (13.0) a,b,f,h 80.6 Operating income 93.7 13.6 107.3 Other (income) expense: Interest expense, net 26.4 - 26.4 Foreign currency and other (0.8) 0.2 c (0.6) Write-off of loan acquisition costs associated with refinancing of senior credit agreement 2.5 (2.5) g - 28.1 (2.3) 25.8 Income from continuing operations before income taxes 65.6 15.9 81.5 Income taxes 19.7 5.9 i 25.6 Income from continuing operations 45.9 10.0 55.9 Income from discontinued operations, net of income taxes 7.6 0.1 j 7.7 Net income 53.5 $ 10.1 $ 63.6 $ Net income per share - diluted: Continuing operations 0.97 $ 0.22 $ 1.19 $ Discontinued operations 0.16 - 0.16 Net income per share 1.13 $ 0.22 $ 1.35 $ Weighted average shares outstanding - diluted 47.2 47.2 Nine Months Ended September 29, 2012

11 Exhibit E Description of adjustments Three Months Ended Nine Months Ended September 28, 2013 September 29, 2012 September 28, 2013 September 29, 2012 a FTC-related costs incurred due to the Microporous litigation and order compliance (0.1) $ (0.1) $ (0.3) $ (0.4) $ b Stock-based compensation (4.9) (3.9) (14.2) (12.3) c Foreign currency gain (loss) (0.6) (0.6) (1.1) 0.2 d Loss on disposal of property, plant and equipment included in cost of goods sold (0.1) - (0.9) (0.6) e Other non-cash or non-recurring items included in cost of goods sold (0.2) - (0.2) - f Other non-cash or non-recurring items included in selling, general and administrative expenses - - (0.4) (0.1) g Write-off of loan acquisition costs associated with refinancing of senior credit agreement - - - (2.5) h Loss on disposal of property, plant and equipment included in selling, general and administrative expenses - - - (0.2) i Impact of adjustments on income taxes 2.4 1.5 6.4 5.9 j Impact of discontinued operations 0.2 0.1 0.2 0.1

12 Exhibit F Reconciliation of Segment Operating Income Three Months Ended Nine Months Ended September 28, 2013 September 29, 2012 September 28, 2013 September 29, 2012 Operating income: Electronics and EDVs 2.3 $ 10.5 $ 10.6 $ 41.8 $ Transportation and industrial 16.2 16.1 49.3 48.8 Energy storage 18.5 26.6 59.9 90.6 Separations media 9.6 9.7 38.9 36.5 Corporate and other (8.4) (5.5) (21.9) (19.8) Segment operating income 19.7 30.8 76.9 107.3 Stock-based compensation 4.9 3.9 14.2 12.3 Non-recurring and other costs 0.4 0.1 1.8 1.3 Total operating income 14.4 26.8 60.9 93.7 Reconciling items: Interest expense, net 9.9 9.5 29.6 26.4 Foreign currency and other 0.9 0.4 1.6 (0.8) Write-off of loan acquisition costs associated with refinancing of senior credit agreement - - - 2.5 Income from continuing operations before income taxes 3.6 $ 16.9 $ 29.7 $ 65.6 $